                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

         Filed by the Registrant |X| Filed by a Party other than the Registrant
         Check the appropriate box:
         | |  Preliminary Proxy Statement
         | |  Confidential, for Use of the Commission Only (as permitted by
              Rule 14a-6(e)(2))
         |X|  Definitive Proxy Statement
         | |  Definitive Additional Materials
         | |  Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                               Elecsys Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.
         Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and
0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
| |       Fee paid previously with preliminary materials.
| |       Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

--------------------------------------------------------------------------------

                               ELECSYS CORPORATION
                             15301 WEST 109TH STREET
                              LENEXA, KANSAS 66219

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 10, 2002

     You are invited to attend the annual meeting of the stockholders of Elecsys
Corporation (the "Company"), which will be held at the Company's headquarters,
15301 West 109th Street, Lenexa, Kansas on Tuesday, September 10, 2002,
commencing at 2:00 p.m. local time, to consider and act upon the following matters and such other business as may properly come before the meeting or any adjournment of the meeting:

     1.   The election of one (1) Class III Director to serve for a term of three years expiring in 2005;
     2.   The election of one (1) Class I Director to serve for a term of one year expiring in 2003;
     3.   The ratification of the Board of Directors' appointment of Ernst &
          Young LLP as independent public accountants of the Company.

     Holders of record of the outstanding Common Stock of the Company at the close of business on July 26, 2002 are entitled to vote at the meeting or any adjournment of the meeting.

                                       By Order of the Board of Directors,

                                       Michael J. Meyer
                                       Chairman and Secretary

Lenexa, Kansas
August 14, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE
ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR SHARES
CANNOT BE VOTED UNLESS YOU SIGN AND RETURN A PROXY OR VOTE BY BALLOT AT THE
MEETING.

                               ELECSYS CORPORATION
                             15301 West 109th Street
                              Lenexa, Kansas 66219

                                 PROXY STATEMENT

                               GENERAL INFORMATION

Solicitation and Revocability of Proxies

          The enclosed proxy is being solicited on behalf of the Board of
Directors of Elecsys Corporation for use at the annual meeting of the stockholders to be held on September 10, 2002, or at any adjournment thereof, at
2:00 p.m. local time, at the Company's headquarters, 15301 West 109th
Street, Lenexa, Kansas. Any proxy given does not affect the right to vote in person at the annual meeting and may be revoked at any time before it is exercised by notifying Michael J. Meyer, Secretary, by mail, telegram or facsimile, or by appearing at the annual meeting in person and casting a ballot.
This Proxy Statement and the proxy were first mailed to stockholders on or about
August 14, 2002.

         All expenses of solicitation will be borne by the Company. In addition to solicitations by mail, employees and directors of the Company may solicit proxies in person or by telephone. We do not expect to pay any compensation for the solicitation of proxies.

Voting Procedures
         Shares represented by a properly signed proxy received pursuant to this solicitation will be voted in accordance with instructions thereon. If the proxy is properly signed and returned and no instructions are given on the proxy with respect to the matters to be acted upon, the shares represented by the proxy will be voted at the annual meeting or any adjournment thereof: (i) for the election, as directors of the Company, of the nominees named in this proxy and
(ii) for the ratification of the appointment of Ernst & Young LLP as independent public accountants of the Company. If any of the nominees should unexpectedly become unavailable for election for any reason, the shares represented by the proxy will be voted for such substituted nominee or nominees as the Board of
Directors may name. Each of the nominees hereinafter named has indicated his willingness to serve if elected, and it is not anticipated that either of them will become unavailable for election.

         The enclosed proxy confers discretionary authority to the proxyholders to vote on any other business that may properly come before the annual meeting or any adjournment thereof. The Board of Directors is not aware of any other business, other than those matters described in this Proxy Statement and except for matters incident to

the conduct of the annual meeting, to be presented for action at the annual meeting and does not itself intend to present any such other business. However, if any such other business does come before the annual meeting or any adjournment thereof, shares represented by proxies properly signed and returned pursuant to this solicitation will be voted in the discretion of the Board of
Directors.

         The two nominees for director receiving the greatest number of votes at the annual meeting will be elected as directors. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes. The ratification of the appointment of independent public accountants requires the affirmative vote of a majority of shares present in person or represented by proxy and that voted on the matter. For purposes of determining the outcome of the vote on the appointment of accountants, an instruction to "abstain" from voting on a proposal will have no impact on the vote. "Broker non-votes," that occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, are not counted for the purpose of determining the number of shares present in person or represented by proxy. They will have no effect on the outcome of the vote to ratify the appointment of accountants.

         Only holders of Common Stock of the Company of record as of the close of business on July 26, 2002, are entitled to vote at the annual meeting. At the close of business on that date, 2,791,331 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held on the record date. Shares cannot be voted at the annual meeting unless the record owner is present in person or represented by proxy.

                               SECURITY OWNERSHIP

Stock Ownership of Principal Stockholders and Management

         The following table sets forth information with respect to the beneficial ownership of shares of the Company's Common Stock as of July 31,
2002, by (i) the stockholders known by the Company to own beneficially more than
5% of the Common Stock, (ii) each director of the Company who owns beneficially any Common Stock, (iii) each executive officer named in the "Summary
Compensation Table," and (iv) all directors and executive officers of the
Company as a group. Unless otherwise indicated, the Company believes that those stockholders listed below have sole voting and investment power with respect to the Common Stock indicated as beneficially owned by them.

Ownership Table
FY2002
                                                  Number of Shares
Name and Address of Beneficial Owner            Benficially Owned (1)   Percentage of Class
--------------------------------------------------------------------------------------------
KCEP Ventures II, L.P.                              503,115  (2)            18.0%
  233 West 47th Street
  Kansas City, MO  64112

David J. Schulte                                    503,115  (3)            18.0%
  Elecsys Corporation

Keith S. Cowan                                      147,410                  5.3%
  615 Sable
  Las Flores, CA  92688

Robert D. Taylor                                    132,300  (4)             4.7%
  Elecsys Corporation

Karl B. Gemperli                                     97,667  (5)             3.5%
  DCI, Inc.

Thomas C. Cargin                                     46,662                  1.7%
  2713 West 141st Street
  Leawood, Kansas  66224

Michael J. Meyer                                     41,500  (6)             1.5%
  Elecsys Corporation

Kyle Reinoehl                                         5,000  (7)                *
  DCI, Inc.

All directors and officers
as a group (7 persons)                              781,749  (8)            28.0%

*    Less than 1%.

(1)  Pursuant to the rules of the Securities and Exchange Commission ("SEC"), shares of Common Stock of the Company that an individual or a group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(2)  According to a Schedule 13G filed as of February 16, 2000, KCEP Ventures
     II, L.P. ("KCEP") reported beneficial ownership as to 410,715 shares of
     Common Stock of the Company held as of February 16, 2000. During the fiscal year 2002, a modification to the Convertible Subordinated Debenture increased the number of exercisable shares to 259,067 due to the lowering of the exercise price to $1.93 per share. The agreements reflecting that modification were set forth in the Company's 10-KSB. As of the record date, the total beneficial ownership of KCEP is 503,115, which is made up of the following: (i) 198,413 shares of Common Stock are owned of record by KCEP,
     (ii) 259,067 shares of Common Stock are issuable upon the conversion of a
     $500,000 principal amount Convertible Subordinated Debenture issued to
     KCEP, and (iii) 45,635 shares of Common Stock are issuable upon the exercise of a warrant issued to KCEP.
(3)  Mr. Schulte is a Partner and Managing Director of KCEP which owns 503,115 shares of Common Stock of the Company. Mr. Schulte in his capacity as a managing director of KCEP may be deemed to own these shares. Mr. Schulte disclaims beneficial ownership of these shares.
(4)  Includes presently exercisable options to purchase 5,000 shares of Common
     Stock of the Company.
(5)  Includes presently exercisable options to purchase 20,000 shares of Common
     Stock of the Company.
(6)  Includes presently exercisable options to purchase 25,000 shares of Common
     Stock of the Company.
(7)  Includes presently exercisable options to purchase 5,000 shares of Common
     Stock of the Company.
(8)  Includes presently exercisable options to purchase 55,667 shares of Common
     Stock of the Company held by executive officers and directors as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

         To the Company's knowledge, based solely on review of copies of reports filed with the Securities and Exchange Commission and written representations that no other reports were required during the fiscal year ending April 30,
2002, all Section 16(a) filing requirements applicable to the officers, directors and beneficial owners of more

than 10 percent of the Company's equity securities were complied with on a timely basis.

                            I. ELECTION OF DIRECTORS

         The Board of Directors of the Company is divided into three classes, with the term of office of each class ending in successive years. The terms of the directors of Class III expire with this annual meeting. Because of the resignation of several members of the Board of Directors just after the annual meeting last year, there are no directors serving as Class I directors. In order to maintain a staggered Board of Directors, one of the nominees, if elected, will serve as a Class I director, and will serve until the 2003 annual meeting of Stockholders and until a successor has been elected and qualified. The other nominee, if elected, will serve three years as a Class III director until the
2005 annual meeting of Stockholders and until a successor has been elected and qualified. Class II directors will serve until 2004.

                             NOMINEES FOR DIRECTORS

The following information is given with respect to the nominees for election.

Class III - Term to Expire in 2005

David J. Schulte, age 41, has served as a director of the Company since February
2000. Since November 1994, Mr. Schulte has been a Partner and Managing Director of Kansas City Equity Partners, a private equity firm. Mr. Schulte is a
Certified Public Accountant and a member of the Missouri Bar Association. Mr.
Schulte also serves on the Board of Directors of Inergy, L.P. and Magnum
Systems, Inc. Mr. Schulte serves on the Company's Audit Committee.

Class I - Term to Expire in 2003

Robert D. Taylor, age 55, has served as a director of the Company since
September 1994. Mr. Taylor is President and Chief Executive Officer of Executive
Airshare Corporation, a regional fractional aircraft sales and management company. Mr. Taylor is also President of Taylor Financial, a consulting and investment firm. He serves as a director on the Boards of Commercial Federal
Corporation of Omaha, Nebraska, a $13 billion regional financial institution, and Stockade Companies, Inc., of Hutchinson, Kansas, a 70-unit restaurant chain.
Mr. Taylor also serves on the Advisory Board for the University of Kansas
Business School. Mr. Taylor serves on the Company's Compensation and Audit
Committees.

The Board of Directors recommends that the stockholders vote FOR the election of
Messrs. Schulte and Taylor.

               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

The following information is given with respect to the Class II director who will continue to serve as a director of the Company until the 2004 Annual
Meeting of Stockholders.

Class II - Term Expiring in 2004

Michael J. Meyer, age 46, has served as a director of the Company since its organization in May 1991, as its Chairman until March 7, 1995 and again from
October 2001 to the present, and as its President through September 1991. Mr.
Meyer is President of Merit Capital Management, Inc., a private company advisory firm engaged in financing, coaching and providing interim management and acquisition advisory services to growth-oriented private companies, which he formed in May 1998. From August 1996 to May 1998, Mr. Meyer was Co-Manager of
Holden Capital Advisors, LLC, and prior to that was a Senior Vice President with
George K. Baum & Company, an investment banking firm from February 1995. Mr.
Meyer, a certified public accountant, is a member of the Company's Compensation
Committee.

Committees and Director Meetings

         The Board of Directors has an Audit Committee and a Compensation
Committee. The entire Board of Directors acts as the Stock Option Committee and the nominating committee responsible for selecting candidates for election as directors. Stockholders wishing to submit the name of a candidate for the Board of Directors should submit the recommendation, along with biographical information, to the Secretary of the Company.

         The Audit Committee's responsibilities include: (i) recommending to the
Board of Directors the public accounting firm to be engaged to audit the
Company; and (ii) reviewing with the independent accountants the Company's quarterly results and the plan for, and results of, the auditing engagement and the Company's internal accounting controls. The Board of Directors adopted a written charter for the Audit Committee in May 2000. The Audit Committee held five formal meetings during fiscal year 2002, and is comprised exclusively of independent directors, Mr. Schulte and Mr. Taylor.

         The Compensation Committee met once during the last fiscal year and is comprised of Mr. Taylor and Mr. Meyer. The Compensation Committee has been given the responsibility of setting and administering the policies governing the annual compensation of the Company's executive officers, as well as the
Company's benefit plans other than the Stock Option Plan. The entire Board comprises the Stock Option Committee, which met once during the last fiscal year.

         The Board of Directors held eleven regularly scheduled meetings during the fiscal year ended April 30, 2002. During such fiscal year, each director attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees on which the director served.

Report of the Audit Committee

         The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61,
Communication with Audit Committees. The Audit Committee has received the written disclosures and letter required by Independence Standards Board No. 1 from the independent auditor and has discussed with the auditor the auditor's independence. The Audit Committee has considered whether the provision of the services rendered by the Company's principal accountant and referred to below under the heading "Financial Information Systems Design and Implementation Fees"
and "All Other Fees" are compatible with maintaining the principal accountant's independence. Pursuant to its review, the Audit Committee approved and authorized the Board of Directors to include the audited financial statements in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC.

                                David J. Schulte
                                Robert D. Taylor

Current Auditor Information

         Ernst & Young LLP has audited the financial statements of the Company since its organization in 1991, and the Board of Directors has reappointed Ernst
& Young LLP as independent auditors for the fiscal year ending April 30, 2003, subject to ratification and approval by the stockholders at the Meeting.

Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for the year ended April 30, 2002 and for the reviews of the financial statements included in the quarterly reports on Form 10-QSB for the fiscal year 2002 were $85,895.

Financial Information Systems Design and Implementation Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended April 30, 2002 were $0.

All Other Fees. The aggregate fees billed by Ernst & Young LLP for services rendered to the Company, other than the services described above under "Audit
Fees" and

"Financial Information Systems Design and Implementation Fees," for the fiscal year ended April 30, 2002 were $33,260, including audit related services of
$16,650 and non-audit related services of $16,610. Audit related services include fees for consents, comfort letters and other related services. Non-audit services include fees for tax preparation and other tax consultations.

Director Compensation

         Each director, who is not a salaried employee of the Company or otherwise compensated by the Company pursuant to any management contract or otherwise, is paid an annual retainer of $6,000 plus a fee of $100 for each regular, special and committee meeting attended. No director who is an employee of the Company will receive compensation for services rendered as a director. On
November 1, 1999 the Company entered into a Management Advisory Agreement with
Merit Capital Management, Inc. ("Merit"). The President of Merit is Michael J.
Meyer, Chairman of the Board of the Company. Pursuant to the terms of this agreement, the Company agreed to pay Merit: (i) an advisory fee of $18,000 on
January 3, 2000 for work relating to the completion and integration of the DCI,
Inc. acquisition and associated financial transactions, and (ii) $6,000 per month beginning on February 1, 2000 through November 1, 2001. The agreement was modified in October 2001 to increase the monthly fee to $6,500 and have the
Agreement automatically renew each year until terminated by either party with 60 days prior written notice. The Agreement further provided that Mr. Meyer shall participate in the Company's health insurance plan on the same basis as other officers of the Company.

Executive Compensation

         The following table sets forth information concerning cash and non-cash compensation paid to, or accrued for the benefit of, the Company's Officers
("Named Executive Officers") for all services rendered in all capacities to the
Company for the fiscal years ended April 30, 2002, 2001 and 2000.

                           SUMMARY COMPENSATION TABLE

Compensation Table
FY2002
                                                                         Long Term
                                          Annual Compensation            Compensation
                                        ----------------------------------------------
                                                                         Securities
                                                           Other Annual  Underlying     All Other
                                                           Compensation  Options/SARs  Compensation
Name and Principal Position    Year    Salary    Bonus          (1)           (#)          (2)
----------------------------------------------------------------------------------------------------

Keith S. Cowan (3)             2002   $ 96,200   $   --     $  3,076     $   --        $  1,433
     President and CEO         2001    192,358       --        1,814         --           2,866
                               2000    185,807       --        1,133         --           4,910

Karl B. Gemperli (4)           2002   $140,004   $   --     $   --       $ 35,000      $  2,100
     President, DCI, Inc.      2001    140,004       --         --           --             726

Thomas C. Cargin (5)           2002   $114,660   $   --     $   --       $   --        $    662
     Vice President-Finance    2001    113,662       --         --           --           1,192
     and Administration        2000    110,569       --         --           --            --

Kyle Reinoehl (6)              2002   $116,000   $  5,000   $  5,400     $ 20,000      $  1,740
     Vice President-Business
     Development, DCI, Inc.

(1)  Includes monthly dues paid on a Company-owned membership at a golf and country club of which Mr. Cowan was the Company's designated member.
     Includes $5,400 for an automobile allowance for Mr. Reinoehl.
(2)  Consists of Company matching contributions made on behalf of the Named
     Executive Officers under the Company's 401(k) Savings Plan.
(3)  Mr. Cowan resigned as President and CEO on October 5, 2001. He also resigned as director of the Company on June 24, 2002.

(4)  Mr. Gemperli joined the Company in February 2000.
(5)  Mr. Cargin resigned as Vice President-Finance and Administration and as a
     director of the Company on October 5, 2001.
(6)  Mr. Reinoehl joined the Company in March 2001.

Stock Options

         The following table sets forth information concerning stock option grants made to the Named Executive Officers in the fiscal year ended April 30,
2002.

                                 Option Grants
--------------------------------------------------------------------------------

                                    % of Total
                    Number of         Options
                    Securities       Granted to
                Underlying Options  Employees in   Exercise
Name                Granted (#)      Fiscal Year  Price ($/sh)  Expiration Date
--------------------------------------------------------------------------------
Keith S. Cowan            -              -             -                -
Karl B. Gemperli     35,000           23.7%        $ 0.81       04/25/2012
Thomas C. Cargin          -              -             -                -
Kyle Reinoehl        20,000           13.5%        $ 0.81       04/25/2012

--------------------------------------------------------------------------------

         The following table set forth information concerning stock options exercised by the Named Executive Officers during the fiscal year ended April 30,
2002, and the number of shares and the value of options outstanding as of April
30, 2002, for each Named Executive Officer.

-------------------------------------------------------------------------------------------------------
                     Aggregate Option Excercises and Option Values as of April 30, 2002
                                              Number of Securities         Value of Unexercised In-
                                              Underlying Unexercised       The-Money Options at
                                              Options at 4/30/02(#)           4/30/02($)(1)
               Shares Acquired on   Value    ----------------------------------------------------------
Name              Exercise (#)     Realized  Exercisable   Unexercisable  Exercisable    Unexercisable
-------------------------------------------------------------------------------------------------------
Keith S. Cowan     110,250       $ 187,425           -              -         -              -
Karl B. Gemperli         -               -      20,000         65,000         -              -
Thomas C. Cargin    17,500         $ 9,625      15,334          2,666         -              -
Kyle Reinoehl            -               -       5,000         30,000         -              -
-------------------------------------------------------------------------------------------------------

(1)      Based on the closing price of the Common Stock on the American Stock
         Exchange of $0.84 per share on April 30, 2002, less the option exercise price if the exercise value of the option is less than the closing price.

EXECUTIVE OFFICERS

         The Company currently does not have any executive officers. The executive officers of the DCI, Inc., the wholly-owned operating subsidiary of the Company, as well as certain biographical information about them are as follows:

Name                            Age      Position
---------------------------     ---      -----------------------------------
Karl B. Gemperli                38       President, DCI, Inc.
Kyle Reinoehl                   36       Vice President - Business
                                            Development, DCI, Inc.
Michael D. Morgan               48       Vice President - Manufacturing,
                                            DCI, Inc.
Todd A. Daniels                 34       Vice President - Finance, DCI, Inc.

Karl B. Gemperli has served as President of DCI, Inc. since February 2000. Prior to joining the Company, Mr. Gemperli was an information systems consultant for
Catalyst Software, last serving as Midwest Regional Manager from March 1999 to
January 2000. From March 1997 to March 1999, Mr. Gemperli was an employee of the
Company, serving as Vice President of Manufacturing for the Airport Systems
International, Inc. subsidiary. Prior to joining the Company, Mr. Gemperli was an

employee of Goodrich Aerospace for more than eight years. Mr. Gemperli has over 17 years of electronic manufacturing and management experience as well as a
BS from MIT in Aeronautical Engineering and a MS from Boston University in
Manufacturing Engineering.

Kyle Reinoehl has served as Vice President-Business Development of DCI, Inc.
since March 2001. Prior to joining the Company, Mr. Reinoehl was an employee of
Future Electronics, an electronic component distributor based in Montreal,
Quebec, Canada. Mr. Reinoehl was with Future Electronics for 6 years, last serving as General Manager of the Kansas City division. Prior to that, Mr.
Reinoehl was an employee of Harmon Industries for 5 years.

Michael D. Morgan has served as Vice President-Manufacturing of DCI, Inc. since
March 2000. Prior to joining the Company, Mr. Morgan was an employee of Goodrich
Aerospace, Test Systems Division for more than eleven years, last serving as
Director of Manufacturing and prior to that was an employee of Kustom Signals for over eight years. Mr. Morgan has over 22 years of electronic manufacturing experience.

Todd A. Daniels joined the Company in April 2002 as Vice President-Finance of
DCI, Inc. Prior to joining the Company, from May 2001 to April 2002, Mr. Daniels was Manager of Corporate Forecasting and Reporting for EPIQ Systems, Inc.
(NASDAQ: EPIQ), a developer of market-leading software solutions for workflow management and data communications infrastructure. From April 1998 to May 2001,
Mr. Daniels held various accounting and financial management positions with
Honeywell International, Inc. and AlliedSignal, Inc. He was an employee of the
Company from April 1997 to April 1998 serving as Controller for the Airport
Systems International, Inc. subsidiary. Mr. Daniels is a Certified Public
Accountant with over 12 years of public accounting and private industry accounting experience.

Equity Compensation Plan Information

         The following table sets forth (a) the number of securities to be issued upon exercise of outstanding options, warrants and rights, (b) the weighted average exercise price of outstanding options, warrants and rights and
(c) the number of securities remaining available under equity compensation plans
(excluding securities reflected in column (a)).

                                                                Number of
                                                                securities
                                                                remaining
                                                              available for
                                                                 future
                                              Weighted-         issuance
                                               average         under equity
                Number of securities           price of        compensation
                 to be issued upon           outstanding           plans
                    exercise of               options,          (excluding
                outstanding options,        warrants and         those in
                warrants and rights             rights           column (a))
Plan Category           (a)                     (b)                (c)
--------------------------------------------------------------------------------

Equity
compensation
plans approved by
stockholders         241,750                 $  2.02             433,250
Equity
compensation
plans not
approved by
stockholders              -                       -                    -

Total                241,750                 $ 2.02              433,250

         The Company's 1991 Plan is the Company's only equity compensation plan for purposes of the foregoing table.

                                       10

               II. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

          The Board of Directors of the Company has appointed Ernst & Young
LLP as independent public accountants to audit and certify the Company's financial statements for the fiscal year ending April 30, 2003, subject to ratification and approval by the stockholders at the annual meeting.

          Ernst & Young LLP has examined the financial statements of the
Company since the Company was organized in 1991. Representatives of Ernst &
Young LLP are expected to be present at the annual meeting, will be given the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The affirmative vote of a majority of the shares present and entitled to vote at the annual meeting is required for the approval of this proposal to ratify the appointment. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors will reconsider the selection of independent public accountants.

         The Board of Directors recommends that the stockholders vote FOR the approval of the appointment of Ernst & Young LLP.

Stockholder Proposals for 2003 Annual Meeting

         Stockholder proposals to be considered for inclusion in the Proxy
Statement and considered at the 2003 annual meeting of the Stockholders must be received by the Company no later than April 16, 2003. Any such proposals should be directed to the Secretary of the Company at 15301 West 109th Street, Lenexa,
Kansas 66219.

         Proposals of Stockholders not intended for inclusion in the Company's
2003 Proxy Statement must be received by the Company in writing no later than
June 30, 2003 in order to preclude the Company's use of its discretionary proxy voting authority if the proposal is raised at the 2003 annual meeting.

Financial Statements

         The Annual Report to Stockholders of the Company for the year ended
April 30, 2002, is enclosed with this Proxy Statement. The financial statements of the Company are set forth in that Annual Report.

Other Matters

          The Board of Directors is not aware of any matter that will be presented for action at the annual meeting other than the matters set forth herein. If other matters properly come before the meeting, it is intended that the holders of the proxies hereby solicited will vote thereon in accordance with their best judgment.

                                        By Order of the Board of Directors,

                                        MICHAEL J. MEYER
                                        Chairman and Secretary

                                       11

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR EACH OF THE THREE PROPOSALS.

Either of said proxies present and acting at said meeting or any adjournment thereof shall have and may exercise all of the powers of either said proxies.
The undersigned hereby ratifies and confirms that all said proxies, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges, receipt of the notice of said meeting and the Proxy Statement accompanying it.

                        Dated: _________________________________, 2002

                        ________________________________________________________
                        Signature

                        ________________________________________________________
                        Signature

                        Please insert date of signing and sign exactly as name
                        appears on your stock certificate. If signing as attorney, administrator, executor, trustee or guardian, give full
                        title as such.

                          A New Way to Vote your Proxy
                         (In addition to voting by mail)
                                VOTE BY TELEPHONE
                         24 hours a Day - 7 days a Week
               Save Your Company Money - It's Fast and Convenient

  TELEPHONE                            OR         MAIL
  ---------                                       ----
  1-800-758-6973

o    Use any touch-tone telephone.               o   Mark, sign and date the proxy.
o    Have this proxy form in hand.                   card on the reverse side.
o    Enter the Control Number located            o   Detach the proxy card.
     on the reverse bottom of this card.         o   Return the proxy card in the
o    Follow the simple recorded instructions.        postage-paid envelope provided.

PROXY

                               ELECSYS CORPORATION
                    15301 WEST 109TH STREET, LENEXA, KS 66219
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
            THE ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 10, 2002
        The Board of Directors recommends a vote for the three proposals.

The undersigned hereby appoints Michael J. Meyer and Karl B. Gemperli, or each of them, or their designees, each with full power of substitution, as lawful proxies to represent and vote all of the shares of Common Stock which the undersigned is entitled to vote at the annual meeting of the stockholders of the
Company to be held at the Company's headquarters, 15301 West 109th Street,
Lenexa, Kansas on Tuesday, September 10, 2002, commencing at 2:00 p.m., local time on that day, and at any adjournment thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following matters and, in their discretion upon any other matters that may properly come before the meeting:

1. Approval of the election of David J. Schulte as a Class III Director to serve for a term of three years expiring in 2005.
       FOR       AGAINST       ABSTAIN

2. Approval of the election of Robert D. Taylor as a Class I Director to serve for a term of one year expiring in 2003.
       FOR       AGAINST       ABSTAIN

3. Ratification of the appointment of Ernst & Young LLP as independent public accountants of the Company.
       FOR       AGAINST       ABSTAIN